                             MASTER ADMINISTRATOR REPORT

        ---------------------------------------------------------------------

                                NAFCO AUTO TRUST - 3

                      For the August 20, 1997 Distribution Date

                       For the period beginning on July 1, 1997
                    and ending on July 31, 1997 (the "Due Period")

        ---------------------------------------------------------------------

    The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

    1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

    2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

    3.        The undersigned is an Officer of the Master Administrator.

    4.        The date of this Report is August 15, 1997.

    5.   POOL FACTOR.

         (a)  The Pool Factor with respect to
              July 1, 1997 was . . . . . . . . . . . . . . . .        .54838905
                                                                ---------------

         (b)  The Pool Factor with respect to
              July 31, 1997 was. . . . . . . . . . . . . . . .        .51672184
                                                                ---------------

    6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE PERIOD).

         (a)  The Investor Certificate Principal
              Balance as of July 1, 1997
              (after giving effect to the disbursements
              in reduction of principal, if any,
              on the immediately preceding
              Distribution Date) was . . . . . . . . . . . . .  $ 18,107,806.43
                                                                ---------------

         (b)  The Seller Certificate Principal

              Balance as of July 1, 1997 (after
              giving effect to the disbursements
              in reduction of principal, if any, on
              the immediately preceding Distribution
              Date) was. . . . . . . . . . . . . . . . . . . .  $  2,047,527.46
                                                                ---------------

    7.   OCCURRENCE OF A REQUIRED RESERVE EVENT

    (a)  The Delinquency Ratio is. . . . . . . . . . . . . . .           *8.82%
                                                                ---------------

    (b)  The Three Month Deliquency Ratio is . . . . . . . . .           *9.22%
                                                                ---------------

    (c)  The Gross Loss Ratio is . . . . . . . . . . . . . . .          *23.03%
                                                                ---------------

    (d)  The Three Month Gross Loss Ratio is . . . . . . . . .          *20.55%
                                                                ---------------

    (e)  The percentage of eligible claims on the
         ALPI policy not paid in a timely manner is(*) . . . .          *52.77%
                                                                ---------------

    (f)  The Required Reserve Percentage is. . . . . . . . . .           10.00%
                                                                ---------------

    (g)  * Indicates which Required Reserve Event has occurred.

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $ 0 of claims which are currently in dispute. Such disputed claims represent n/a % of all eligible claims
 .
         SEE ANNEX C.1 FOR RATIO CALCULATIONS.

    8.   AGGREGATE MONTHLY SERVICING FEE.

         (a)  The Monthly Servicing Fee owing
              to the Servicer on the related
              Distribution Date is . . . . . . . . . . . . . .  $    114,550.51
                                                                ---------------

         (b)  The amount of accrued and unpaid
              Monthly Servicing Fees in respect of
              prior Due Periods is . . . . . . . . . . . . . .  $     -0-
                                                                ---------------

         (c)  The total Monthly Servicing Fee paid
              or payable to the Servicer in respect
              of such Due Period [a+b] is. . . . . . . . . . .  $    114,550.51
                                                                ---------------

    9.   AGGREGATE MONTHLY SUBROGATION AMOUNT.

         (a)  The Monthly Subrogation Amount
              owing on the related Distribution
              Date is. . . . . . . . . . . . . . . . . . . . .  $     -0-
                                                                ---------------

         (b)  The amount of accrued and unpaid Monthly
              Subrogation Amount in respect of prior
              Due Periods is . . . . . . . . . . . . . . . . .  $     -0-
                                                                ---------------

         (c)  The total Monthly Subrogation Amount
              paid or payable to the Master Administrator
              in respect of such Due Period [a+b] is . . . . .  $     -0-
                                                                ---------------

    10.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

         (a)  The Monthly Administrator Fee owing
              on the related Distribution Date is. . . . . . .  $     25,075.48
                                                                ---------------

         (b)  The amount of accrued and unpaid
              Monthly Administrator Fees in respect
              of prior Due Periods is. . . . . . . . . . . . .  $     -0-
                                                                ---------------

         (c)  The total Monthly Administrator Fee
              paid or payable to the Master Administrator
              in respect of such Due Period [a+b] is . . . . .  $     25,075.48
                                                                ---------------

    11.  THE CASH RESERVE ACCOUNT.

         (a)  The Insurance Reserve Amount/The Insurance
              Deductible

              (i)   The Insurance Reserve Amount as
                    of the first day of the Due Period . . . .  $   460,252.20
                                                                ---------------

              (ii)  The aggregate Insurance Deductible
                    to be deposited by the Seller into the
                    Cash Reserve Account on the Deposit
                    Date with respect to additional Auto
                    Loans acquired . . . . . . . . . . . . . .  $     -0-
                                                                ---------------

              (iii) The aggregate amount to be withdrawn
                    from the Insurance Reserve Amount,
                    deposited into the Collection Account
                    and applied against the aggregate
                    amount of the Insurance Deductible . . . .  $    131,097.32
                                                                ---------------

              (iv)  The aggregate amount of Monthly
                    Subrogation Amount to be deposited
                    into the Insurance Reserve Amount
                    on the related Deposit Date. . . . . . . .  $     -0-
                                                                ---------------


              (v)   The Insurance Reserve Amount as of
                    the end of the Due Period
                    is . . . . . . . . . . . . . . . . . . . .  $    329,154.88
                                                                ---------------

         (b)  The Available Cash Reserve Amount

              (i)   The Required Cash Reserve Amount
                    (assuming all withdrawals or deposits to
                    be made with respect to the current
                    Distribution Date are made) is . . . . . .  $  1,810,780.64
                                                                ---------------

              (ii)  The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (prior to any withdrawals or deposits
                    to be made with respect to the current
                    Distribution Date are made) is . . . . . .  $  1,892,414.27

                                                                ---------------

              (iii) The amount to be deposited to
                    (withdrawn from) the Available Cash
                    Reserve Amount with respect to the
                    current Distribution Date is . . . . . . .  $   (81,633.63)
                                                                ---------------

              (iv)  The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (after any withdrawals or deposits to be
                    made with respect to the current
                    Distribution Date are made) is . . . . . .  $  1,810,780.64
                                                                ---------------

         (c)  The total Cash Reserve Account as of the
              end of the Due Period (after giving effect
              to the deposits and withdrawals in (a) and
              (b) above) is. . . . . . . . . . . . . . . . . .  $  2,139,935.52
                                                                ---------------

    12.  AVAILABLE FUNDS.

         (a)  The amount of Available Funds with
              respect to the related Due Period was. . . . . .  $  1,357,842.07
                                                                ---------------

         (b)  The amount of Available Funds with
              respect to the immediately preceding
              Due Period that were retained in the
              Collection Account was . . . . . . . . . . . . .  $     52,891.31
                                                                ---------------

         (c)  Interest earned on and retained in the
              Collection Account and interest earned
              on the Cash Reserve Account and
              transferred into the Collection Account
              for the Due Period on the related
              Deposit Date was . . . . . . . . . . . . . . . .  $     16,975.38
                                                                ---------------

         (d)  Total distributable funds with respect
              to the related Due Period [a+b+c] was. . . . . .  $  1,427,708.76
                                                                ---------------

         (e)  The amount of Available Funds used
              to purchase additional Auto Loans during
              the related Due Period was . . . . . . . . . . .  $     -0-
                                                                ---------------
         (f)  The amount of Available Funds and
              interest earned on the Collection
              Account remaining after the purchase
              of additional Auto Loans with respect
              to the related Due Period [d-e] is . . . . . . .  $  1,427,708.76
                                                                ---------------

    13. DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE. The Certificate Rate is 6.50%.

         (a)  The amount of the aggregate Monthly
              Servicing Fee to be paid to the Servicer
              on such Distribution Date is . . . . . . . . . .  $    114,550.51
                                                                ---------------

         (b)  The amount of the aggregate Monthly
              Subrogation Amount to be paid to the
              Master Administrator on such
              Distribution date is . . . . . . . . . . . . . .  $     -0-
                                                                ---------------

         (c)  The amount of the Monthly Administrator
              Fee to be paid to the Master Administrator
              on such Distribution Date is . . . . . . . . . .  $     25,075.48
                                                                ---------------

         (d)  The amount of the aggregate distribution
              to be made on such Distribution Date
              which constitutes interest on the Investor
              Certificates at the Certificate Rate,
              including any Shortfall so allocable is. . . . .  $     98,083.95
                                                                ---------------

         (e)  The amount of the aggregate distribution
              to be made on such Distribution Date
              which constitutes payments in
              reduction of principal with respect
              to the Investor Certificates is  . . . . . . . .  $  1,045,651.16
                                                                ---------------

         (f)  The total amount of the distribution
              to be made on such Distribution Date
              to the Investor Certificateholders [d+e] is. . .  $  1,143,735.11
                                                                ---------------

         (g)  The amount of the aggregate distribution
              to be made on such Distribution Date
              which constitutes interest on the Seller
              Certificate at the Certificate Rate is . . . . .  $     11,090.77
                                                                ---------------

         (h)  The amount of the aggregate distribution
              to be made on such Distribution Date
              which constitutes a reduction of principal
              with respect to the Seller Certificate is. . . .  $     72,526.63
                                                                ---------------

         (i)  The amount to be deposited (withdrawn)in
              the Cash Reserve Account is. . . . . . . . . . .  $   (81,633.63)
                                                                ---------------

         (j)  The amount to be retained in the
              Collection Account with respect to
              the Reinvestment Amount and the
              Partial Payment Amount is. . . . . . . . . . . .  $     60,730.26
                                                                ---------------

         (k)  The amount to be disbursed to the
              Seller Certificateholder (other than the
              amounts referred to in (g) and (h) is. . . . . .  $     81,633.63
                                                                ---------------

         (l)  The total amount of the
              distribution to be made to the
              Seller Certificateholders [g+h+k] is . . . . . .  $    165,251.03
                                                                ---------------

    14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).

         (a)  The Investor Certificate Principal Balance
              as of July 31, 1997 (after giving
              effect to the disbursements in reduction
              of principal, if any, on the immediately
              preceding Distribution Date) was . . . . . . . .  $ 17,062,155.27
                                                                ---------------
         (b)  The Seller Certificate Principal
              Balance as of July 31, 1997 (after
              giving effect to the disbursements in
              reduction of principal, if any, on the
              immediately preceding Distribution
              Date or the effect of the computation
              of the Individual Sold Balance relating
              to the purchase of additional Auto
              Loans during the Interest-Only Period
              in accordance with the terms of the
              Pooling and Servicing Agreement) was . . . . . .  $  1,975,000.83
                                                                ---------------

    15.  EVENTS OF ADMINISTRATOR TERMINATION.

         No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of August 1997.


                                        NYLIFE SFD Holding INC.
                                        as Master Administrator



                                        By: /s/ Kevin Micucci
                                           ---------------------------
                                         Name:  Kevin Micucci
                                         Title: President

                                       ANNEX A
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                DATED August 15, 1997


                      EVENT OF MASTER ADMINISTRATOR TERMINATION

                                         None

                                       ANNEX B
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                DATED August 15, 1997


         In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


    1.   AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS.

         As of July 31, 1997 [the close of business on the last day of the Due Period]

                Number of Days          Number of          Aggregate Principal
                  Delinquent           Auto Loans         Balance of Auto Loans
                --------------         ----------         ---------------------

                current (0-29)            1417                  $ 13,108,931
                    30 - 59                240                    2,469,039
                    60 - 89                 78                      742,608
                   90 - 120                 45                      449,881
                   over 120                612                    4,490,752
                                       -------                 ------------
              Totals:                   2,392                  $ 21,261,211
                                       -------
                                       -------

              Aggregate Principal Balance of Defaulted
               Auto Loans at July 31, 1997                          (2,303,261)
                                                                ---------------

              Aggregate Principal Balance allocable
               to Certificateholders                            $    18,957,950
                                                                ---------------
                                                                ---------------

2.       Total Amounts Collected during the Due
         PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

         (a)  The total amount of Payments collected
              on the Auto Loans and deposited into the
              Collection Account for the Due Period was. . . .  $    975,354.87
                                                                ---------------

         (b)  The total amount of Recoveries on
              Defaulted Auto Loans collected on the
              Auto Loans and deposited into the
              Collection Account for the Due Period was. . . .  $    243,550.93
                                                                ---------------

         (c)  The total amounts collected on the Auto
              Loans and deposited into the Collection
              Account for the Due Period was [a+b] . . . . . .  $  1,218,905.80
                                                                ---------------

    3.   DEFAULTED AUTO LOANS.

         Auto Loans that became Defaulted Auto Loans during the Due Period:

              Number of              Aggregate Principal
              Auto Loans            Balance of Auto Loans
              ----------            ---------------------

                  50                     $512,193.52

    4.   The information specified in item 13(d) through (f)
         STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.
              The Certificate Rate is 6.5%

        (a)   The amount of the aggregate distribution to
              be made on such Distribution Date which
              constitutes interest on the Investor Certificates
              at the Certificate Rate, including any
              Shortfall so allocable stated on the basis of
              $1,000 Initial Principal Amount is . . . . . . .  $      2.970441
                                                                ---------------

        (b)   The amount of the aggregate distribution
              to be made on such Distribution Date which
              constitutes payments in reduction of principal
              with respect to the Investor Certificate on the
              basis of $1,000 Initial Principal Amount is. . .  $     31.667207
                                                                ---------------

        (c)   The total amount of the distribution to be
              made on such Distribution Date to the Investor
              Certificateholders on the basis of $1,000
              Initial Principal Amount is. . . . . . . . . . .  $     34.637648
                                                                ---------------

                                       ANNEX C
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                DATED August 15, 1997

         Calculation of Required Cash Reserve Amount as of the August 20, 1997 Distribution Date.

         (i)   The Investor Certificate Principal Balance equals
               $18,107,806.43

         (ii)  Required Reserve Percentage equals 10%.

         (iii) The Required Cash Reserve Amount equals (the product of (i) and
               (ii)) $1,810,780.64

         For purposes of this Annex C, the following term shall have the following meaning:


    "REQUIRED RESERVE PERCENTAGE" MEANS:

         (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

         (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the
               Required Reserve Percentage on each succeeding Payment
               Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

         (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

         (d)   if the Gross Loss Ratio for any Due Period exceeds 18%
               (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

         (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month
               Gross Loss Ratio is less than 14.5% (a "Three Month
               Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs.

         (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period;

                                    ANNEX C.1

                                                                         Ratios
                                                                         ------
1.    DELINQUENCY RATIO:

       July Principal Balance 60+ days (net)    =    1,874,988.47      =   8.82%
     -----------------------------------------     ---------------
           July Aggregate Principal Balance         21,261,211.03

2.    THREE MONTH DELINQUENCY RATIO:

       Sum of May - July  Principal Balances
                    60+ days (net)              =    6,151,351.32      =   9.22%
     -----------------------------------------     ---------------
       Sum of May - July  Principal Balances        66,726,067.27

3.    GROSS LOSS RATIO:

      Twelve times the:
        July Principal Balance of Defaulted
                Auto Loans repossessed          =      407,997.36      =  23.03%
     -----------------------------------------     ---------------
         July Aggregate Principal Balance           21,261,211.03

4.    THREE MONTH GROSS LOSS RATIO:

      Twelve times the:
       Sum of May - July  Principal Balances
        of Defaulted Auto Loans repossessed     =    1,142,406.32      =  20.55%
     -----------------------------------------     ---------------
       Sum of May  - July  Principal Balances       66,726,067.27

5.    ALPI CLAIMS PAYMENT TEST:

         Aggregate Principal Balance of
      ALPI Claims not paid within timeframe     =    1,409,921.58      =  52.77%
     -----------------------------------------     ---------------
       Principal Balance of Eligible Claims          2,672,033.60

                             MASTER ADMINISTRATOR REPORT

        ---------------------------------------------------------------------

                                NAFCO AUTO TRUST - 3

                     For the September 22, 1997 Distribution Date

                      For the period beginning on August 1, 1997
                   and ending on August 31, 1997 (the "Due Period")

        ---------------------------------------------------------------------

    The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

    1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

    2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

    3.        The undersigned is an Officer of the Master Administrator.

    4.        The date of this Report is September 17, 1997.

    5.   POOL FACTOR.

         (a)  The Pool Factor with respect to
              August 1, 1997 was . . . . . . . . . . . . . . .       .51672184
                                                                ---------------

         (b)  The Pool Factor with respect to
              August 31, 1997 was. . . . . . . . . . . . . . .       .49499058
                                                                ---------------

    6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE PERIOD).

         (a)  The Investor Certificate Principal
              Balance as of August 1, 1997
              (after giving effect to the disbursements
              in reduction of principal, if any,
              on the immediately preceding
              Distribution Date) was . . . . . . . . . . . . .  $ 17,062,155.27
                                                                ---------------

         (b)  The Seller Certificate Principal
              Balance as of August 1, 1997 (after
              giving effect to the disbursements
              in reduction of principal, if any, on
              the immediately preceding Distribution
              Date) was. . . . . . . . . . . . . . . . . . . .  $  1,975,000.83
                                                                ---------------

    7.   OCCURRENCE OF A REQUIRED RESERVE EVENT

    (a)  The Delinquency Ratio is. . . . . . . . . . . . . . .           *9.66%
                                                                ---------------

    (b)  The Three Month Deliquency Ratio is . . . . . . . . .           *9.21%
                                                                ---------------

    (c)  The Gross Loss Ratio is . . . . . . . . . . . . . . .          *21.02%
                                                                ---------------

    (d)  The Three Month Gross Loss Ratio is . . . . . . . . .          *20.11%
                                                                ---------------

    (e)  The percentage of eligible claims on the
         ALPI policy not paid in a timely manner
         is(*)       . . . . . . . . . . . . . . . . . . . . .          *54.59%
                                                                ---------------

    (f)  The Required Reserve Percentage is. . . . . . . . . .           10.00%
                                                                ---------------

    (g)  * Indicates which Required Reserve Event has occurred.

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $ 0 of claims which are currently in dispute. Such disputed claims
represent  n/a   % of all eligible claims
 .
         SEE ANNEX C.1 FOR RATIO CALCULATIONS.

    8.   AGGREGATE MONTHLY SERVICING FEE.

         (a)  The Monthly Servicing Fee owing
              to the Servicer on the related
              Distribution Date is . . . . . . . . . . . . . .  $     81,765.18
                                                                ---------------

         (b)  The amount of accrued and unpaid
              Monthly Servicing Fees in respect of
              prior Due Periods is . . . . . . . . . . . . . .  $     -0-
                                                                ---------------

         (c)  The total Monthly Servicing Fee paid
              or payable to the Servicer in respect
              of such Due Period [a+b] is. . . . . . . . . . .  $     81,765.18
                                                                ---------------

    9.   AGGREGATE MONTHLY SUBROGATION AMOUNT.

         (a)  The Monthly Subrogation Amount
              owing on the related Distribution
              Date is. . . . . . . . . . . . . . . . . . . . .  $     -0-
                                                                ---------------

         (b)  The amount of accrued and unpaid Monthly
              Subrogation Amount in respect of prior
              Due Periods is . . . . . . . . . . . . . . . . .  $     -0-
                                                                ---------------

         (c)  The total Monthly Subrogation Amount
              paid or payable to the Master Administrator
              in respect of such Due Period [a+b] is . . . . .  $     -0-
                                                                ---------------

    10.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

         (a)  The Monthly Administrator Fee owing
              on the related Distribution Date is. . . . . . .  $     22,728.02
                                                                ---------------

         (b)  The amount of accrued and unpaid
              Monthly Administrator Fees in respect
              of prior Due Periods is. . . . . . . . . . . . .  $     -0-
                                                                ---------------

         (c)  The total Monthly Administrator Fee
              paid or payable to the Master Administrator
              in respect of such Due Period [a+b] is . . . . .  $     22,728.02
                                                                ---------------

    11.  THE CASH RESERVE ACCOUNT.

         (a)  The Insurance Reserve Amount/The Insurance
              Deductible

              (i)    The Insurance Reserve Amount as
                     of the first day of the Due Period. . . .  $    329,154.88
                                                                ---------------

              (ii)   The aggregate Insurance Deductible
                     to be deposited by the Seller into the
                     Cash Reserve Account on the Deposit
                     Date with respect to additional Auto
                     Loans acquired. . . . . . . . . . . . . .  $     -0-
                                                                ---------------

              (iii)  The aggregate amount to be withdrawn
                     from the Insurance Reserve Amount,
                     deposited into the Collection Account
                     and applied against the aggregate
                     amount of the Insurance Deductible. . . .  $     75,196.50
                                                                ---------------

              (iv)   The aggregate amount of Monthly
                     Subrogation Amount to be deposited
                     into the Insurance Reserve Amount
                     on the related Deposit Date . . . . . . .  $     -0-
                                                                ---------------

              (v)    The Insurance Reserve Amount as of
                     the end of the Due Period
                     is. . . . . . . . . . . . . . . . . . . .  $    253,958.38
                                                                ---------------

         (b)  The Available Cash Reserve Amount

              (i)    The Required Cash Reserve Amount
                     (assuming all withdrawals or deposits to
                     be made with respect to the current
                     Distribution Date are made) is. . . . . .  $  1,706,215.53
                                                                ---------------

              (ii)   The Available Cash Reserve Amount
                     available for deposit to the Collection
                     Account on the related Deposit Date
                     (prior to any withdrawals or deposits
                     to be made with respect to the current
                     Distribution Date are made) is. . . . . .  $  1,810,780.64
                                                                ---------------

              (iii)  The amount to be deposited to
                     (withdrawn from) the Available Cash
                     Reserve Amount with respect to the
                     current Distribution Date is. . . . . . .  $   (104,565.11)
                                                                ---------------

              (iv)   The Available Cash Reserve Amount
                     available for deposit to the Collection
                     Account on the related Deposit Date
                     (after any withdrawals or deposits to be
                     made with respect to the current
                     Distribution Date are made) is. . . . . .  $  1,706,215.53
                                                                ---------------

         (c)  The total Cash Reserve Account as of the
              end of the Due Period (after giving effect
              to the deposits and withdrawals in (a) and
              (b) above) is. . . . . . . . . . . . . . . . . .  $  1,960,173.91
                                                                ---------------

    12.  AVAILABLE FUNDS.

         (a)  The amount of Available Funds with
              respect to the related Due Period was. . . . . .  $    974,197.84
                                                                ---------------

         (b)  The amount of Available Funds with
              respect to the immediately preceding
              Due Period that were retained in the
              Collection Account was . . . . . . . . . . . . .  $     60,730.26
                                                                ---------------

         (c)  Interest earned on and retained in the
              Collection Account and interest earned
              on the Cash Reserve Account and
              transferred into the Collection Account
              for the Due Period on the related
              Deposit Date was . . . . . . . . . . . . . . . .  $     16,109.75
                                                                ---------------

         (d)  Total distributable funds with respect
              to the related Due Period [a+b+c] was. . . . . .  $  1,051,037.85
                                                                ---------------

         (e)  The amount of Available Funds used
              to purchase additional Auto Loans during
              the related Due Period was . . . . . . . . . . .  $     -0-
                                                                ---------------

         (f)  The amount of Available Funds and
              interest earned on the Collection
              Account remaining after the purchase
              of additional Auto Loans with respect
              to the related Due Period [d-e] is . . . . . . .  $  1,051,037.85
                                                                ---------------

    13. DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE. The Certificate Rate is 6.50%.

         (a)  The amount of the aggregate Monthly
              Servicing Fee to be paid to the Servicer
              on such Distribution Date is . . . . . . . . . .  $     81,765.18
                                                                ---------------

         (b)  The amount of the aggregate Monthly
              Subrogation Amount to be paid to the
              Master Administrator on such
              Distribution date is . . . . . . . . . . . . . .  $     -0-
                                                                ---------------

         (c)  The amount of the Monthly Administrator
              Fee to be paid to the Master Administrator
              on such Distribution Date is . . . . . . . . . .  $     22,728.02
                                                                ---------------

         (d)  The amount of the aggregate distribution
              to be made on such Distribution Date
              which constitutes interest on the Investor
              Certificates at the Certificate Rate,
              including any Shortfall so allocable is. . . . .  $     92,420.01
                                                                ---------------

         (e)  The amount of the aggregate distribution
              to be made on such Distribution Date
              which constitutes payments in
              reduction of principal with respect
              to the Investor Certificates is  . . . . . . . .  $    717,566.25
                                                                ---------------

         (f)  The total amount of the distribution
              to be made on such Distribution Date
              to the Investor Certificateholders [d+e] is. . .  $    809,986.26
                                                                ---------------

         (g)  The amount of the aggregate distribution
              to be made on such Distribution Date
              which constitutes interest on the Seller
              Certificate at the Certificate Rate is . . . . .  $     10,697.92
                                                                ---------------

         (h)  The amount of the aggregate distribution
              to be made on such Distribution Date
              which constitutes a reduction of principal
              with respect to the Seller Certificate is. . . .  $     68,122.95
                                                                ---------------

         (i)  The amount to be deposited (withdrawn)in
              the Cash Reserve Account is. . . . . . . . . . .  $   (104,565.11)
                                                                ---------------

         (j)  The amount to be retained in the
              Collection Account with respect to
              the Reinvestment Amount and the
              Partial Payment Amount is. . . . . . . . . . . .  $     57,737.52
                                                                ---------------

         (k)  The amount to be disbursed to the
              Seller Certificateholder (other than the
              amounts referred to in (g) and (h) is. . . . . .  $    104,565.11
                                                                ---------------

         (l)  The total amount of the
              distribution to be made to the
              Seller Certificateholders [g+h+k] is . . . . . .  $    183,385.98
                                                                ---------------

    14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).

         (a)  The Investor Certificate Principal Balance
              as of August 31, 1997 (after giving
              effect to the disbursements in reduction
              of principal, if any, on the immediately
              preceding Distribution Date) was . . . . . . . .  $ 16,344,589.02
                                                                ---------------

         (b)  The Seller Certificate Principal
              Balance as of August 31, 1997 (after
              giving effect to the disbursements in
              reduction of principal, if any, on the
              immediately preceding Distribution
              Date or the effect of the computation
              of the Individual Sold Balance relating
              to the purchase of additional Auto
              Loans during the Interest-Only Period
              in accordance with the terms of the
              Pooling and Servicing Agreement) was . . . . . .  $  1,906,877.88
                                                                ---------------

    15.  EVENTS OF ADMINISTRATOR TERMINATION.

         No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 17th day of September 1997.


                                             NYLIFE SFD Holding INC.
                                             as Master Administrator



                                             By: /s/ Scott Drath
                                                -----------------------------
                                              Name:  Scott Drath
                                              Title:  Vice President

                                       ANNEX A
                                          TO
                             MASTER ADMINISTRATOR REPORT
                               DATED September 17, 1997


                      EVENT OF MASTER ADMINISTRATOR TERMINATION

                                         None

                                       ANNEX B
                                          TO
                             MASTER ADMINISTRATOR REPORT
                               DATED September 17, 1997


         In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


    1.   AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS.

         As of August 31, 1997 [the close of business on the last day of the Due Period]

                Number of Days          Number of          Aggregate Principal
                  Delinquent           Auto Loans         Balance of Auto Loans
                --------------         ----------         ---------------------

                current (0-29)            1326                 $ 11,981,277
                   30 - 59                 278                    2,770,650
                   60 - 89                  82                      802,922
                  90 - 120                  45                      416,570
                  over 120                 629                    4,558,101
                                       -------                 ------------
              Totals:                    2,360                 $ 20,529,520
                                       -------
                                       -------

         Aggregate Principal Balance of Defaulted
          Auto Loans at August 31, 1997                              (2,368,865)
                                                                ---------------

         Aggregate Principal Balance allocable
          to Certificateholders                                 $    18,160,654
                                                                ---------------
                                                                ---------------

2.       Total Amounts Collected during the Due
         PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

         (a)  The total amount of Payments collected
              on the Auto Loans and deposited into the
              Collection Account for the Due Period was. . . .  $    690,864.58
                                                                ---------------

         (b)  The total amount of Recoveries on
              Defaulted Auto Loans collected on the
              Auto Loans and deposited into the
              Collection Account for the Due Period was. . . .  $    211,129.50
                                                                ---------------

         (c)  The total amounts collected on the Auto
              Loans and deposited into the Collection
              Account for the Due Period was [a+b] . . . . . .  $    901,994.08
                                                                ---------------


    3.   DEFAULTED AUTO LOANS.

         Auto Loans that became Defaulted Auto Loans during the Due Period:

              Number of              Aggregate Principal
              Auto Loans            Balance of Auto Loans
              ----------            ---------------------

                  37                     $362,023.80

    4.   The information specified in item 13(d) through (f)
         STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.
              The Certificate Rate is 6.5%

        (a)   The amount of the aggregate distribution to
              be made on such Distribution Date which
              constitutes interest on the Investor Certificates
              at the Certificate Rate, including any
              Shortfall so allocable stated on the basis of
              $1,000 Initial Principal Amount is . . . . . . .  $      2.798910
                                                                ---------------

        (b)   The amount of the aggregate distribution
              to be made on such Distribution Date which
              constitutes payments in reduction of principal
              with respect to the Investor Certificate on the
              basis of $1,000 Initial Principal Amount is. . .  $     21.731261
                                                                ---------------

        (c)   The total amount of the distribution to be
              made on such Distribution Date to the Investor
              Certificateholders on the basis of $1,000
              Initial Principal Amount is. . . . . . . . . . .  $     24.530171
                                                                ---------------

                                       ANNEX C
                                          TO
                             MASTER ADMINISTRATOR REPORT
                               DATED September 17, 1997

         Calculation of Required Cash Reserve Amount as of the September 22, 1997 Distribution Date.

         (i)   The Investor Certificate Principal Balance equals
               $17,062,155.27

         (ii)  Required Reserve Percentage equals 10%.

         (iii) The Required Cash Reserve Amount equals (the product of (i) and
               (ii)) $1,706,215.53

         For purposes of this Annex C, the following term shall have the following meaning:


    "REQUIRED RESERVE PERCENTAGE" MEANS:

         (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

         (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the
               Required Reserve Percentage on each succeeding Payment
               Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

         (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

         (d)   if the Gross Loss Ratio for any Due Period exceeds 18%
               (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

         (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month
               Gross Loss Ratio is less than 14.5% (a "Three Month
               Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs.

         (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period;

                                    ANNEX C.1

                                                                         Ratios
                                                                         ------
1.    DELINQUENCY RATIO:

      August Principal Balance 60+ days (net)   =    1,983,004.87      =   9.66%
     -----------------------------------------     ---------------
        August Aggregate Principal Balance          20,529,519.64

2.    THREE MONTH DELINQUENCY RATIO:

      Sum of June - August  Principal Balances
                    60+ days (net)              =    5,904,705.01      =   9.21%
     -----------------------------------------     ---------------
      Sum of June - August  Principal Balances      64,098,526.51

3.    GROSS LOSS RATIO:

      Twelve times the:
       August Principal Balance of Defaulted
                Auto Loans repossessed          =      359,568.25      =  21.02%
     -----------------------------------------     ---------------
       August Aggregate Principal Balance           20,529,519.64

4.    THREE MONTH GROSS LOSS RATIO:

      Twelve times the:
       Sum of June - August Principal Balances
         of Defaulted Auto Loans repossessed    =    1,074,346.68      =  20.11%
     -----------------------------------------     ---------------
     Sum of June - August Principal Balances        64,098,526.51

5.    ALPI CLAIMS PAYMENT TEST:

          Aggregate Principal Balance of
       ALPI Claims not paid within timeframe    =    1,525,431.96      =  54.59%
     -----------------------------------------     ---------------
       Principal Balance of Eligible Claims          2,794,360.10

                             MASTER ADMINISTRATOR REPORT

              ---------------------------------------------------------

                                NAFCO AUTO TRUST - 3

                      For the October 20, 1997 Distribution Date

                    For the period beginning on September 1, 1997
                 and ending on September 30, 1997 (the "Due Period")

             -----------------------------------------------------------

    The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

    1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

    2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

    3.        The undersigned is an Officer of the Master Administrator.

    4.        The date of this Report is October 16, 1997.

    5.   POOL FACTOR.

         (a)  The Pool Factor with respect to
              September 1, 1997 was . . . . . . . . . . . . .         .49499058
                                                                 --------------
         (b)  The Pool Factor with respect to
              September 30, 1997 was. . . . . . . . . . . . .         .47057859
                                                                 --------------

    6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE PERIOD).

         (a)  The Investor Certificate Principal
              Balance as of September 1, 1997
              (after giving effect to the disbursements
              in reduction of principal, if any,
              on the immediately preceding
              Distribution Date) was. . . . . . . . . . . . .    $16,344,589.02
                                                                 --------------
         (b)  The Seller Certificate Principal

              Balance as of September 1, 1997 (after
              giving effect to the disbursements
              in reduction of principal, if any, on
              the immediately preceding Distribution
              Date) was . . . . . . . . . . . . . . . . . . .    $ 1,906,877.88
                                                                 --------------
    7.   OCCURRENCE OF A REQUIRED RESERVE EVENT

    (a)  The Delinquency Ratio is . . . . . . . . . . . . . .           * 9.54%
                                                                 --------------
    (b)  The Three Month Deliquency Ratio is. . . . . . . . .            *9.33%
                                                                 --------------
    (c)  The Gross Loss Ratio is. . . . . . . . . . . . . . .           *35.11%
                                                                 --------------
    (d)  The Three Month Gross Loss Ratio is. . . . . . . . .           *26.23%
                                                                 --------------
    (e)  The percentage of eligible claims on the
         ALPI policy not paid in a timely manner
         is(*) . . . . . . . . . . . . . . . . . . . . . . . .         * 57.38%
                                                                 --------------
    (f)  The Required Reserve Percentage is. . . . . . . . . .           10.00%
                                                                 --------------
    (g)  * Indicates which Required Reserve Event has occurred.

(*) The percentage of claims on the ALPI policy not paid in a timely manner
includes $    0      of claims which are currently in dispute.  Such disputed
claims represent     n/a         % of all eligible claims
 .
         SEE ANNEX C.1 FOR RATIO CALCULATIONS.

    8.   AGGREGATE MONTHLY SERVICING FEE.

         (a)  The Monthly Servicing Fee owing
              to the Servicer on the related
              Distribution Date is . . . . . . . . . . . . . .   $   103,776.51
                                                                 --------------
         (b)  The amount of accrued and unpaid
              Monthly Servicing Fees in respect of
              prior Due Periods is . . . . . . . . . . . . . .   $       -0-
                                                                 --------------
         (c)  The total Monthly Servicing Fee paid
              or payable to the Servicer in respect
              of such Due Period [a+b] is. . . . . . . . . . .   $   103,776.51
                                                                 --------------

    9.   AGGREGATE MONTHLY SUBROGATION AMOUNT.

         (a)  The Monthly Subrogation Amount
              owing on the related Distribution
              Date is. . . . . . . . . . . . . . . . . . . . .   $       -0-
                                                                 --------------
         (b)  The amount of accrued and unpaid Monthly
              Subrogation Amount in respect of prior
              Due Periods is . . . . . . . . . . . . . . . . .   $       -0-
                                                                 --------------

         (c)  The total Monthly Subrogation Amount
              paid or payable to the Master Administrator
              in respect of such Due Period [a+b] is . . . . .   $       -0-
                                                                 --------------
    10.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

         (a)  The Monthly Administrator Fee owing
              on the related Distribution Date is. . . . . . .   $    21,041.20
                                                                 --------------
         (b)  The amount of accrued and unpaid
              Monthly Administrator Fees in respect
              of prior Due Periods is. . . . . . . . . . . . .   $     -0-
                                                                 --------------
         (c)  The total Monthly Administrator Fee
              paid or payable to the Master Administrator
              in respect of such Due Period [a+b] is . . . . .   $    21,041.20
                                                                 --------------
    11.  THE CASH RESERVE ACCOUNT.

         (a)  The Insurance Reserve Amount/The Insurance
              Deductible

              (i)     The Insurance Reserve Amount as
                      of the first day of the Due Period. . .    $   253,958.38
                                                                 --------------
              (ii)    The aggregate Insurance Deductible
                      to be deposited by the Seller into the
                      Cash Reserve Account on the Deposit
                      Date with respect to additional Auto
                      Loans acquired. . . . . . . . . . . . .    $       -0-
                                                                 --------------
              (iii)   The aggregate amount to be withdrawn
                      from the Insurance Reserve Amount,
                      deposited into the Collection Account
                      and applied against the aggregate
                      amount of the Insurance Deductible. . .    $    20,786.64
                                                                 --------------

              (iv)    The aggregate amount of Monthly
                      Subrogation Amount to be deposited
                      into the Insurance Reserve Amount
                      on the related Deposit Date . . . . . .    $       -0
                                                                 --------------
              (v)     The Insurance Reserve Amount as of
                      the end of the Due Period
                      is. . . . . . . . . . . . . . . . . . .    $   233,171.74
                                                                 --------------
         (b)  THE AVAILABLE CASH RESERVE AMOUNT

              (i)     The Required Cash Reserve Amount
                      (assuming all withdrawals or deposits to
                      be made with respect to the current
                      Distribution Date are made) is. . . . .    $ 1,634,458.90
                                                                 --------------
              (ii)    The Available Cash Reserve Amount
                       available for deposit to the Collection
                      Account on the related Deposit Date
                      (prior to any withdrawals or deposits
                      to be made with respect to the current
                      Distribution Date are made) is. . . . .    $ 1,706,215.53
                                                                 --------------
              (iii)   The amount to be deposited to
                      (withdrawn from) the Available Cash
                      Reserve Amount with respect to the
                      current Distribution Date is. . . . . .    $  (71,756.63)
                                                                 --------------
              (iv)    The Available Cash Reserve Amount
                      available for deposit to the Collection
                      Account on the related Deposit Date
                      (after any withdrawals or deposits to be
                      made with respect to the current
                      Distribution Date are made) is. . . . .    $ 1,634,458.90
                                                                 --------------
         (c)  The total Cash Reserve Account as of the
              end of the Due Period (after giving effect
              to the deposits and withdrawals in (a) and
              (b) above) is . . . . . . . . . . . . . . . . .    $ 1,867,630.64
                                                                 --------------

    12.  AVAILABLE FUNDS.

         (a)  The amount of Available Funds with
              respect to the related Due Period was . . . . .    $ 1,079,410.06
                                                                 --------------
         (b)  The amount of Available Funds with
              respect to the immediately preceding
              Due Period that were retained in the
              Collection Account was. . . . . . . . . . . . .    $    57,737.52
                                                                 --------------
         (c)  Interest earned on and retained in the
              Collection Account and interest earned
              on the Cash Reserve Account and
              transferred into the Collection Account
              for the Due Period on the related
              Deposit Date was  . . . . . . . . . . . . . . .    $    13,636.13
                                                                 --------------
         (d)  Total distributable funds with respect
              to the related Due Period [a+b+c] was . . . . .    $ 1,150,783.71
                                                                 --------------
         (e)  The amount of Available Funds used
              to purchase additional Auto Loans during
              the related Due Period was. . . . . . . . . . .    $       -0-
                                                                 --------------
         (f)  The amount of Available Funds and
              interest earned on the Collection
              Account remaining after the purchase
              of additional Auto Loans with respect
              to the related Due Period [d-e] is. . . . . . .    $ 1,150,783.71
                                                                 --------------
    13.  DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE.
              The Certificate Rate is 6.50%.

         (a)  The amount of the aggregate Monthly
              Servicing Fee to be paid to the Servicer
              on such Distribution Date is. . . . . . . . . .    $   103,776.51
                                                                 --------------
         (b)  The amount of the aggregate Monthly
              Subrogation Amount to be paid to the
              Master Administrator on such
              Distribution date is. . . . . . . . . . . . . .    $       -0-
                                                                 --------------
         (c)  The amount of the Monthly Administrator
              Fee to be paid to the Master Administrator
              on such Distribution Date is. . . . . . . . . .    $    21,041.20
                                                                 --------------

         (d)  The amount of the aggregate distribution
              to be made on such Distribution Date
              which constitutes interest on the Investor
              Certificates at the Certificate Rate,
              including any Shortfall so allocable is . . . .    $    88,533.19
                                                                 --------------
         (e)  The amount of the aggregate distribution
              to be made on such Distribution Date
              which constitutes payments in
              reduction of principal with respect
              to the Investor Certificates is . . . . . . . .    $   806,083.95
                                                                 --------------
         (f)  The total amount of the distribution
              to be made on such Distribution Date
              to the Investor Certificateholders [d+e] is . .    $   894,617.14
                                                                 --------------
         (g)  The amount of the aggregate distribution
              to be made on such Distribution Date
              which constitutes interest on the Seller
              Certificate at the Certificate Rate is. . . . .    $    10,328.92
                                                                 --------------
         (h)  The amount of the aggregate distribution
              to be made on such Distribution Date
              which constitutes a reduction of principal
              with respect to the Seller Certificate is . . .    $    56,848.68
                                                                 --------------
         (i)  The amount to be deposited (withdrawn)in
              the Cash Reserve Account is . . . . . . . . . .    $  (71,756.63)
                                                                 --------------
         (j)  The amount to be retained in the
              Collection Account with respect to
              the Reinvestment Amount and the
              Partial Payment Amount is . . . . . . . . . . .    $    64,171.26
                                                                 --------------
         (k)  The amount to be disbursed to the
              Seller Certificateholder (other than the
              amounts referred to in (g) and (h) is . . . . .    $    71,756.63
                                                                 --------------
         (l)  The total amount of the
              distribution to be made to the
              Seller Certificateholders [g+h+k] is. . . . . .    $   138,934.23
                                                                 --------------

    14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).

         (a)  The Investor Certificate Principal Balance
              as of September 30, 1997 (after giving
              effect to the disbursements in reduction
              of principal, if any, on the immediately
              preceding Distribution Date) was. . . . . . . .    $15,538,505.07
                                                                 --------------
         (b)  The Seller Certificate Principal
              Balance as of September 30, 1997 (after
              giving effect to the disbursements in
              reduction of principal, if any, on the
              immediately preceding Distribution
              Date or the effect of the computation
              of the Individual Sold Balance relating
              to the purchase of additional Auto
              Loans during the Interest-Only Period
              in accordance with the terms of the
              Pooling and Servicing Agreement) was. . . . . .    $ 1,850,029.20
                                                                 --------------
    15.  EVENTS OF ADMINISTRATOR TERMINATION.

         No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 16th day of October 1997.


                                       NYLIFE SFD Holding INC.
                                         as Master Administrator



                                       By: /s/ Kevin Micucci
                                           -----------------------------
                                          Name:  Kevin Micucci
                                          Title: Vice President

                                       ANNEX A
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                DATED October 16, 1997


                      EVENT OF MASTER ADMINISTRATOR TERMINATION

                                         None

                                       ANNEX B
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                DATED October 16, 1997


         In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


    1.   AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS.

         As of September 30, 1997 [the close of business on the last day of the Due Period]

               Number of Days         Number of           Aggregate Principal
                 Delinquent           Auto Loans         Balance of Auto Loans
               --------------         ----------         ---------------------

               current (0-29)            1304                 $11,493,157
                   30 - 59                236                   2,294,981
                   60 - 89                 91                     883,829
                   90 - 120                43                     416,880
                   over 120               658                   4,660,759
                                      -------                 -----------
               Totals:                  2,332                 $19,749,606
                                      -------
                                      -------

         Aggregate Principal Balance of Defaulted
         Auto Loans at September 30, 1997                      (2,484,601)
                                                              -----------

         Aggregate Principal Balance allocable
         to Certificateholders                                $17,265,005
                                                              -----------
                                                              -----------
2.       TOTAL AMOUNTS COLLECTED DURING THE DUE
         PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

         (a)  The total amount of Payments collected
              on the Auto Loans and deposited into the
              Collection Account for the Due Period was . . .    $   834,742.23
                                                                 --------------
         (b)  The total amount of Recoveries on
              Defaulted Auto Loans collected on the
              Auto Loans and deposited into the
              Collection Account for the Due Period was . . .    $   217,447.45
                                                                 --------------
         (c)  The total amounts collected on the Auto
              Loans and deposited into the Collection
              Account for the Due Period was [a+b]. . . . . .    $ 1,052,189.68
                                                                 --------------

    3.   DEFAULTED AUTO LOANS.

         Auto Loans that became Defaulted Auto Loans during the Due Period:

              Number of                   Aggregate Principal
              Auto Loans                 Balance of Auto Loans
               ----------                 ---------------------
                  34                           $344,841.69

    4.   THE INFORMATION SPECIFIED IN ITEM 13(d) THROUGH (f)
         STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.
                     The Certificate Rate is 6.5%

         (a)  The amount of the aggregate distribution to
              be made on such Distribution Date which
              constitutes interest on the Investor Certificates
              at the Certificate Rate, including any
              Shortfall so allocable stated on the basis of
              $1,000 Initial Principal Amount is. . . . . . .    $     2.681199
                                                                 --------------
         (b)  The amount of the aggregate distribution
              to be made on such Distribution Date which
              constitutes payments in reduction of principal
              with respect to the Investor Certificate on the
              basis of $1,000 Initial Principal Amount is . .    $    24.411991
                                                                 --------------
         (c)  The total amount of the distribution to be
              made on such Distribution Date to the Investor
              Certificateholders on the basis of $1,000
              Initial Principal Amount is . . . . . . . . . .    $    27.093190
                                                                 --------------

                                        ANNEX C
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                DATED October 16, 1997

         Calculation of Required Cash Reserve Amount as of the October 20, 1997 Distribution Date.

         (i)    The Investor Certificate Principal Balance equals
                $16,344,589.02

         (ii)   Required Reserve Percentage equals 10%.

         (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii) $1,634,458.90

         For purposes of this Annex C, the following term shall have the following meaning:


    "REQUIRED RESERVE PERCENTAGE" MEANS:

         (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

         (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the
              Required Reserve Percentage on each succeeding Payment
              Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

         (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

         (d)  if the Gross Loss Ratio for any Due Period exceeds 18%
              (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

         (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs.

         (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period;

                                    ANNEX C.1

                                                                         Ratios
                                                                         ------
1.   DELINQUENCY RATIO:

     September Principal Balance 60+ days (net) =    1,883,948.66      =   9.54%
     -----------------------------------------     ---------------
     September Aggregate Principal Balance          19,749,606.40

2.   THREE MONTH DELINQUENCY RATIO:

      Sum of July-September Principal Balances
                   60+ days (net)               =    5,741,942.00      =   9.33%
     -----------------------------------------     ---------------
     Sum of July-September Principal Balances       61,540,337.07

3.   GROSS LOSS RATIO:

     Twelve times the:
     September Principal Balance of Defaulted
                Auto Loans repossessed          =      577,770.90      =  35.11%
     -----------------------------------------     ---------------
       September Aggregate Principal Balance        19,749,606.40

4.   THREE MONTH GROSS LOSS RATIO:

     Twelve times the:
      Sum of July-September Principal Balances
         of Defaulted Auto Loans repossessed    =    1,345,336.51      =  26.23%
     -----------------------------------------     ---------------
       Sum of July-September Principal Balances     61,540,337.07

5.   ALPI CLAIMS PAYMENT TEST:

        Aggregate Principal Balance of
     ALPI Claims not paid within timeframe      =    1,651,929.09      =  57.38%
     -----------------------------------------     ---------------
       Principal Balance of Eligible Claims          2,879,010.73